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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MID CAP
                     GROWTH FUND

                     ANNUAL REPORT o AUGUST 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 40 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 30
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 43

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2002, Class A shares of the fund provided a total return of -43.48%, Class B shares -43.94%, Class C shares -43.94%, Class I shares -43.38%, Class 529A shares -43.58%, Class 529B shares -43.58% and Class 529C shares -43.58%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return over the same period of -23.38% for the fund's benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. During the same period, the average mid cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -24.38%.

Q. CAN YOU DISCUSS THE INVESTMENT ENVIRONMENT OVER THE PERIOD?

A. Despite a strong rally in the fourth quarter of 2001, the period overall was characterized by a volatile and falling market, due largely to weak fundamentals at a majority of companies. In addition, investor confidence was sharply eroded this year by a series of accounting scandals at firms that had formerly been poster children for the 1990s boom. The beginning of the year showed signs that the economy was improving, yet as we moved into the summer months and as the period wrapped up, job lay-offs and sluggish corporate earnings and profits propelled growth to even lower depths than it had been previously.

   As our analysts and fund managers talked to corporate managers over the period, we were still hearing that corporations were reluctant to commit to spending until they saw solid evidence their own businesses were improving. Although we had strong growth in gross domestic product (GDP) in the first quarter of 2002, it was largely driven by consumer spending. The strength of the consumer has slowed throughout the sluggish summer months, and as of the end of the period, it appeared to us that the market environment was likely to remain uncertain and challenging for the near term.

Q. THE FUND UNDERPERFORMED BOTH ITS INDEX AND LIPPER CATEGORY AVERAGE. WHAT WERE THE MAIN DETRACTORS FROM PERFORMANCE?

A. The main reason for the portfolio's poor performance, on both an absolute and a relative basis, was the concentration of the portfolio; we held a number of very large positions in stocks that underperformed our benchmark. Until late last year, this strategy of holding large positions in stocks in which we had long-term confidence had worked well for the portfolio year to date, however, that strategy hurt performance.

   In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. An example in the portfolio was Cytyc, which makes the Thinprep cervical cancer test that has replaced the older form of the Pap test as the medical standard of care. Cytyc's stock was punished severely for what amounted to a short-term inventory correction: the company admitted to investors that excess inventory in its distribution channels would lead to lower sales over the next couple of quarters. However, we continued to have confidence in the company's long-term prospects. Thinprep has remained the dominant product in its market, and Cytyc is also working on a product called ProDuct that addresses breast cancer testing in a potentially revolutionary manner.

   Some of our other large positions, however, were hurt by fundamental business problems that we don't believe will reverse in the near future. VeriSign, for example, which dominates the business of Internet domain name registrations, saw its stock fall sharply as it became clear that renewals of site names were declining, not leveling off as previously thought. Declining corporate spending on technology in general also hurt the other side of VeriSign's business, security software for Internet transactions.

   Stock in Genzyme, a biotechnology firm that was another large holding in the portfolio, also plummeted on bad news. The company failed to hit sales projections for its leading product, kidney drug Renagel, and future sales also looked weaker than we had previously expected. By the end of the period, we had significantly reduced our holdings in both Genzyme and VeriSign.

Q. WILL THERE BE ANY CHANGES IN MANAGEMENT STYLE DUE TO THE RECENT PORTFOLIO MANAGER CHANGES?

A. In June of 2002, Mark Regan, who had been lead manager of the portfolio, left the portfolio management team and we became managers of the fund. Having worked closely with Mark Regan in the past, our investment philosophy is similar to that of previous management, in that we look for mid-cap companies that we believe have strong market shares in their industries and will offer growth at a reasonable price.

   However, by the end of the period we had made a shift in portfolio construction and have employed some trimmings and additions that we expect to have completed by the end of the third quarter of 2002 -- a transition to a more diversified and less concentrated strategy. Compared to previous periods, investors will see broader industry diversification in the portfolio and smaller positions in individual companies. We believe our research has uncovered opportunities in a number of areas outside of industries in which this portfolio has historically invested. Also, given the uncertainty in near- term company fundamentals and the equity market environment, we believe that an increase in portfolio diversification should reduce short-term volatility while staying true to our goal of outperforming the benchmark over a full market cycle.

Q. WHERE DID YOU FIND OPPORTUNITIES AND WHAT IS YOUR OUTLOOK
   GOING FORWARD?

A. Although technology in general performed terribly and the fund's technology weighting was reduced over the period, we still believe there are select opportunities in the sector. Data storage products have been among the few items that corporations were still buying -- because, even in a slow economy, the volume of stored corporate information has continued to grow at a dramatic rate. Software, in our view, is another area of potential, because companies will eventually need to move forward on software upgrades that have been delayed in a slow economy.

   At the end of the period, we were also invested in some relatively new areas for the portfolio. Banks and non-bank financial services companies were one example. In a general move to increase our exposure to the consumer, we also increased our holdings in the leisure sector, including areas such as restaurant chains, and in the retail sector. Health care was another sector in which we've found growth opportunities in diverse areas, including product companies, service companies, and medical device companies. Going forward, we believe that these new ideas may help us navigate a market that we expect will be volatile and uncertain for some time.

     Respectfully,
 /s/ David E. Sette-Ducati               /s/ Eric B. Fischman

     David E. Sette-Ducati                   Eric B. Fischman
     Portfolio Manager                       Portfolio Manager

Note to Shareholders: In June, 2002, David E. Sette-Ducati became lead manager of the portfolio, replacing Mark Regan, and Eric B. Fischman became a manager of the portfolio. Mr. Sette-Ducati had previously worked with Mr. Regan as a manager of the portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGERS' PROFILES
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ERIC B. FISCHMAN, CFA, IS A PORTFOLIO MANAGER FOR MFS INVESTMENT MANAGEMENT(R)
(MFS(R)). HE IS A MANAGER OF THE MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

MR. FISCHMAN JOINED MFS AS A RESEARCH ANALYST IN 2000 SPECIALIZING IN THE CABLE TELEVISION, ENTERTAINMENT, INTERNET, AND TECHNICAL AND CONSUMER SOFTWARE INDUSTRIES. HE WAS PROMOTED TO PORTFOLIO MANAGER IN APRIL 2002.

FROM 1998 TO 2000, HE SERVED AS AN EQUITY RESEARCH ANALYST AT STATE STREET RESEARCH, COVERING THE TELECOMMUNICATIONS SERVICES AND TELECOMMUNICATIONS EQUIPMENT INDUSTRIES. PRIOR TO THAT, HE SERVED AS AN EQUITY RESEARCH ANALYST AT DREYFUS CORP. FROM 1994 TO 1996, HE WAS VICE PRESIDENT AT FUNDS DISTRIBUTOR AND, FROM 1992 TO 1994, HE WAS A STAFF ATTORNEY AT THE FEDERAL RESERVE BOARD IN WASHINGTON, DC.

HE EARNED AN MBA FROM COLUMBIA BUSINESS SCHOOL IN 1998, A LAW DEGREE FROM BOSTON UNIVERSITY SCHOOL OF LAW, AND A BACHELOR'S DEGREE FROM CORNELL UNIVERSITY. HE ALSO HOLDS THE CERTIFIED FINANCIAL ANALYST DESIGNATION.

DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH, AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001.

HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  DECEMBER 1, 1993

CLASS INCEPTION:        CLASS A          DECEMBER 1, 1993
                        CLASS 529A       JULY 31, 2002
                        CLASS B          DECEMBER 1, 1993
                        CLASS 529B       JULY 31, 2002
                        CLASS C          AUGUST 1, 1994
                        CLASS 529C       JULY 31, 2002
                        CLASS I          JANUARY 2, 1997

SIZE:                   $1.6 BILLION NET ASSETS AS OF AUGUST 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 1, 1993, through August 31, 2002. Index information is from December 1, 1993.)

                           MFS Mid Cap Growth       Russell Midcap
                             Fund - Class A          Growth Index
              12/94             $ 9,425                $10,176
              8/96               13,833                 14,637
              8/98               14,067                 17,004
              8/00               46,251                 42,310
              8/02               16,881                 17,817

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                                                1 Year      3 Years      5 Years        Life*
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
Cumulative Total Return Excluding Sales Charge                 -43.48%      -28.92%       +1.48%      +79.11%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -43.48%      -10.75%       +0.29%      + 6.89%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -46.73%      -12.50%       -0.89%      + 6.17%
---------------------------------------------------------------------------------------------------------------

CLASS 529A
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 -43.58%      -29.04%       +1.31%      +78.81%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -43.58%      -10.80%       -0.26%      + 6.87%
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Average Annual Total Return Including Sales Charge             -46.82%      -12.55%       -0.92%      + 6.15%
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
CLASS B
                                                                1 Year      3 Years      5 Years        Life*
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
Cumulative Total Return Excluding Sales Charge                 -43.94%      -30.45%       -2.26%      +66.68%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -43.94%      -11.40%       -0.46%      + 6.01%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -46.16%      -12.06%       -0.71%      + 6.01%
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
CLASS 529B
                                                                1 Year      3 Years      5 Years        Life*
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
Cumulative Total Return Excluding Sales Charge                 -43.58%      -29.04%       +1.30%      +78.80%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -43.58%      -10.81%       +0.26%      + 6.87%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -45.74%      -11.44%       +0.02%      + 6.87%
---------------------------------------------------------------------------------------------------------------

CLASS C
                                                                1 Year      3 Years      5 Years        Life*
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
Cumulative Total Return Excluding Sales Charge                 -43.94%      -30.49%       -2.30%      +66.83%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -43.94%      -11.42%       -0.46%      + 6.02%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -44.50%      -11.42%       -0.46%      + 6.02%
---------------------------------------------------------------------------------------------------------------

CLASS 529C
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 -43.58%      -29.04%       +1.30%      +78.79%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -43.58%      -10.81%       +0.26%      + 6.87%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -44.11%      -10.81%       +0.26%      + 6.87%
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CLASS I
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                      -43.38%      -28.41%       +2.57%      +81.42%
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Average Annual Total Return (No Sales Charge)                  -43.38%      -10.54%       +0.51%      + 7.05%
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COMPARATIVE INDICES(+)
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Average mid-cap growth fund+                                   -24.38%      - 8.81%       -1.14%      + 5.92%
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Russell Midcap Growth Index#                                   -23.38%      -11.04%       -1.49%      + 6.82%
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  * For the period from the commencement of the fund's investment operations, December 1, 1993, through
    August 31, 2002. Index information is from December 1, 1993.
(+) Average annual rates of return.
  + Source: Lipper, Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only offered in conjunction with qualified tuition programs.

For periods prior to its inception, Class C, 529B and 529C share performance includes the performance of the fund's original share class (Class B). For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). For periods prior to its inception, Class 529A share performance includes the performance of the fund's original share class (Class A). Class C and 529C performance has been adjusted to reflect the CDSC applicable to B. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period. Because these expenses are higher for 529A, 529B, and 529C than those of A and B, performance shown is higher for 529A, 529B, and 529C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Investing in mid-sized companies is riskier than investing in more-established companies.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

FIVE LARGEST STOCK SECTORS

              HEALTH CARE                        22.6%
              TECHNOLOGY                         18.6%
              LEISURE                            17.8%
              FINANCIAL SERVICES                 11.5%
              SPECIAL PRODUCTS & SERVICES        11.2%

TOP 10 PORTFOLIO HOLDINGS

CYTYC CORP.  3.1%                             IMS HEALTH, INC.  1.9%
Medical test company                          Service provider to pharmaceutical and health
                                              care companies
ECHOSTAR COMMUNICATIONS CORP.  2.2%
Satellite television product and services     SUNGARD DATA SYSTEMS, INC.  1.8%
provider                                      Proprietary investment support systems for
                                              financial institutions
CONCORD EFS, INC.  2.0%
Commerce services provider                    LABORATORY CORPORATION OF AMERICA
                                              HOLDINGS  1.7%
SHIRE PHARMACEUTICALS GROUP PLC  1.9%         Test provider for diagnostic laboratories
Specialized pharmaceutical company
                                              BISYS GROUP, INC.  1.6%
MCGRAW-HILL COMPANIES INC.  1.9%              Provider of investment outsourcing services
Textbook, tests, and related materials
publisher                                     TRIBUNE CO.  1.5%
                                              Newspaper and book publisher

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

STOCKS - 93.9%

------------------------------------------------------------------------------
ISSUER                                                 SHARE             VALUE
------------------------------------------------------------------------------

U.S. STOCKS - 86.7%
Aerospace - 0.4%
    Northrop Grumman Corp.                             52,700   $    6,471,560
------------------------------------------------------------------------------
Aerospace & Defense - 0.1%
    Alliant Techsystems, Inc.*                         14,100   $      961,902
------------------------------------------------------------------------------
Automotive - 1.4%
    Harley-Davidson, Inc.                             444,800   $   21,897,504
------------------------------------------------------------------------------
Banks & Credit Cos. - 5.9%
    Banknorth Group, Inc.                             446,900   $   11,655,152
    Charter One Financial, Inc.                       584,000       19,680,800
    Comerica, Inc.                                    157,000        9,184,500
    First Tennessee National Corp.                    217,600        8,334,080
    National Commerce Financial Corp.                 206,500        5,715,920
    New York Community Bancorp, Inc.                  656,700       20,462,772
    SouthTrust Corp.                                  731,400       19,191,936
                                                                --------------
                                                                $   94,225,160
------------------------------------------------------------------------------
Business Services - 8.7%
    BISYS Group, Inc.*                                961,260   $   24,492,905
    Certegy, Inc.*                                     93,500        3,072,410
    Concord EFS, Inc.*                              1,492,100       30,453,761
    CSG Systems International, Inc.*                  637,870        7,584,274
    Fiserv, Inc.*                                     502,199       18,485,945
    H & R Block, Inc.                                 209,700       10,254,330
    Manpower, Inc.                                     10,800          357,696
    S1 Corp.*                                       1,627,844        8,513,624
    Sabre Group Holding, Inc., "A"*                   328,300        8,834,553
    SunGard Data Systems, Inc.*                     1,121,700       27,649,905
                                                                --------------
                                                                $  139,699,403
------------------------------------------------------------------------------
Computer Services
    CDW Computer Centers, Inc.*                         8,400   $      360,528
------------------------------------------------------------------------------
Computer Software - 0.5%
    RSA Security, Inc.*                               758,300   $    1,789,588
    VeriSign, Inc.*                                   764,245        5,487,279
                                                                --------------
                                                                $    7,276,867
------------------------------------------------------------------------------
Computer Software - Personal Computers - 0.5%
    IMPATH, Inc.*                                      92,400   $    1,136,520
    Mercury Interactive Corp.*                        289,800        7,363,818
                                                                --------------
                                                                $    8,500,338
------------------------------------------------------------------------------
Computer Software - Services - 0.7%
    CheckFree Corp.*                                  956,308   $   11,829,530
------------------------------------------------------------------------------
Computer Software - Systems - 6.8%
    BEA Systems, Inc.*                              1,452,500   $    8,874,775
    Brocade Communications Systems, Inc.*           1,333,100       19,289,957
    Citrix Systems, Inc.*                           1,348,830        8,497,629
    Global Payments, Inc.*                             79,283        2,208,824
    Jack Henry & Associates, Inc.                     986,620       16,101,639
    Peoplesoft, Inc.*                               1,101,500       17,712,120
    Rational Software Corp.*                        2,091,490       14,222,132
    VERITAS Software Corp.*                         1,328,500       21,508,415
                                                                --------------
                                                                $  108,415,491
------------------------------------------------------------------------------
Consumer Goods & Services - 0.1%
    RJ Reynolds Tobacco Holdings, Inc.                 28,800   $    1,694,592
------------------------------------------------------------------------------
Containers
    Smurfit-Stone Container Corp.*                     32,400   $      454,248
------------------------------------------------------------------------------
Electronics - 5.0%
    Advanced Micro Devices, Inc.*                     659,600   $    5,837,460
    Analog Devices, Inc.*                             557,200       13,428,520
    Broadcom Corp.*                                   206,700        3,408,483
    Fairchild Semiconductor International Co.*        304,200        3,671,694
    GlobespanVirata, Inc.*                            970,300        3,415,456
    Intersil Holding Corp.*                           430,000        7,275,600
    KLA-Tencor Corp.*                                 111,400        3,661,718
    Linear Technology Corp.                           186,100        4,879,542
    LSI Logic Corp.*                                  458,200        3,358,606
    LTX Corp.*                                         43,700          342,608
    Maxim Integrated Products, Inc.*                   93,500        2,955,535
    Micrel, Inc.*                                      35,900          396,695
    Microchip Technology, Inc.*                       474,700        9,992,435
    Novellus Systems, Inc.*                           547,300       13,386,958
    Xilinx, Inc.*                                     231,600        4,474,512
                                                                --------------
                                                                $   80,485,822
------------------------------------------------------------------------------
Entertainment - 3.9%
    Blockbuster, Inc.                                 125,100   $    2,846,025
    Emmis Broadcasting Corp., "A"*                     33,300          519,480
    Entercom Communications Corp.*                    117,400        5,142,120
    Hearst-Argyle Television, Inc.*                   435,900        9,136,464
    Hispanic Broadcasting Corp.*                       52,900        1,023,615
    LIN TV Corp.*                                     152,590        3,578,236
    Univision Communications, Inc., "A"*              992,600       23,127,580
    Westwood One, Inc.*                               500,700       17,489,451
                                                                --------------
                                                                $   62,862,971
------------------------------------------------------------------------------
Financial Institutions - 0.3%
    Investment Technology Group, Inc.*                130,800   $    4,434,120
------------------------------------------------------------------------------
Financial Services - 0.1%
    Federal Agricultural Mortgage Corp.*               27,800   $      778,400
------------------------------------------------------------------------------
Forest & Paper Products
    Bowater, Inc.                                       6,700   $      273,896
------------------------------------------------------------------------------
Gaming & Lodging - 0.1%
    Argosy Gaming Corp.*                               27,100   $      758,800
------------------------------------------------------------------------------
Healthcare - 2.1%
    Anthem, Inc.*                                     130,400   $    8,229,544
    Caremark Rx, Inc.*                              1,257,100       20,365,020
    First Health Group Corp.*                         156,500        4,148,815
    Weight Watchers International, Inc.*               33,090        1,570,121
                                                                --------------
                                                                $   34,313,500
------------------------------------------------------------------------------
Insurance - 1.5%
    Arthur J. Gallagher & Co.                         599,300   $   17,355,728
    Safeco Corp.                                      174,200        5,767,762
    UnumProvident Corp.                                15,800          365,928
                                                                --------------
                                                                $   23,489,418
------------------------------------------------------------------------------
Internet
    Expedia, Inc.*                                     13,000   $      657,410
------------------------------------------------------------------------------
Machinery - 1.1%
    Danaher Corp.                                     283,300   $   17,040,495
------------------------------------------------------------------------------
Manufacturing
    ITT Industries, Inc.                                9,800   $      666,204
------------------------------------------------------------------------------
Medical & Health Products - 5.8%
    Allergan, Inc.                                    279,200   $   16,394,624
    Applera Corp. - Applied Biosystems Group          804,200       15,931,202
    Barr Laboratories, Inc.*                           11,300          799,023
    Becton, Dickinson & Co.                           217,900        6,652,487
    Biomet, Inc.                                      295,200        7,929,072
    Celgene Corp.*                                     15,000          260,700
    DENTSPLY International, Inc.                       31,200        1,237,704
    IDEC Pharmaceuticals Corp.*                         6,000          241,080
    Mylan Laboratories, Inc.                          468,700       15,303,055
    Stryker Corp.                                     326,600       18,410,442
    Varian Medical Systems, Inc.*                      23,000          978,190
    Waters Corp.*                                     387,300        9,674,754
                                                                --------------
                                                                $   93,812,333
------------------------------------------------------------------------------
Medical & Health Technology Services - 11.0%
    Amerisourcebergen Corp.                            13,900   $    1,007,889
    Biogen, Inc.*                                     252,900        8,472,150
    Cytyc Corp.*                                    4,673,300       45,985,272
    Genzyme Corp.*                                    982,731       20,322,877
    HEALTHSOUTH Corp.*                              1,261,600        6,800,024
    IMS Health, Inc.                                1,652,700       28,756,980
    Invitrogen Corp.*                                 212,300        7,557,880
    Laboratory Corporation of America Holdings*       792,300       24,917,835
    Lincare Holdings, Inc.*                           506,100       16,220,505
    Martek Biosciences Corp.*##                       100,785        1,814,130
    Medimmune, Inc.*                                   84,600        2,170,836
    Pharmaceutical Product Development, Inc.*          12,300          274,044
    Quest Diagnostics, Inc.*                          124,000        6,950,200
    VISX, Inc.*                                       475,529        4,660,184
                                                                --------------
                                                                $  175,910,806
------------------------------------------------------------------------------
Oil Services - 3.1%
    Baker Hughes, Inc.                                 33,900   $      932,250
    BJ Services Co.*                                  237,600        7,249,176
    Cooper Cameron Corp.*                             195,900        8,784,156
    Diamond Offshore Drilling, Inc.                   347,600        7,765,384
    GlobalSantaFe Corp.                                19,300          424,600
    Noble Corp.*                                      556,000       17,274,920
    Weatherford International Ltd.*                   193,200        7,890,288
                                                                --------------
                                                                $   50,320,774
------------------------------------------------------------------------------
Oils - 1.0%
    Devon Energy Corp.                                156,770   $    7,368,190
    Newfield Exploration Co.*                         249,490        8,457,711
                                                                --------------
                                                                $   15,825,901
------------------------------------------------------------------------------
Printing & Publishing - 7.0%
    E.W. Scripps Co.                                  213,500   $   15,179,850
    McClatchy Co.                                      15,200          877,040
    McGraw-Hill Cos., Inc.                            462,100       29,301,761
    Meredith Corp.                                    196,000        7,765,520
    New York Times Co.                                293,800       13,867,360
    Scholastic Corp.*                                 512,800       21,629,904
    Tribune Co.                                       554,700       23,136,537
                                                                --------------
                                                                $  111,757,972
------------------------------------------------------------------------------
Real Estate Investment Trusts - 1.0%
    Starwood Hotels & Resorts Co.                     604,600   $   15,586,588
------------------------------------------------------------------------------
Restaurants & Lodging - 2.5%
    Brinker International, Inc.*                      492,400   $   13,649,328
    CEC Entertainment, Inc.*                            8,900          325,028
    Jack in the Box, Inc.*                             11,900          336,175
    Outback Steakhouse, Inc.*                         741,700       21,776,312
    Sonic Corp.*                                       14,850          348,233
    Starbucks Corp.*                                  215,700        4,335,570
                                                                --------------
                                                                $   40,770,646
------------------------------------------------------------------------------
Retail - 8.1%
    Abercrombie & Fitch Co.*                          205,000   $    4,674,000
    Best Buy Co., Inc.*                                 8,500          180,200
    BJ's Wholesale Club, Inc.*                        637,300       15,645,715
    Cost Plus, Inc.*                                  160,600        3,926,670
    CVS Corp.                                         505,300       14,850,767
    Dollar Tree Stores, Inc.*                         551,900       13,582,259
    Family Dollar Stores, Inc.                        158,800        4,533,740
    Foot Locker, Inc.*                                661,200        6,281,400
    Mattel, Inc.                                       40,400          784,972
    Michaels Stores, Inc.*                            188,800        8,777,312
    Office Depot, Inc.*                               574,600        7,423,832
    PETsMART, Inc.*                                    26,450          441,979
    Pier 1 Imports, Inc.                              204,200        3,655,180
    Ross Stores, Inc.                                 160,700        5,802,877
    Talbots, Inc.                                     689,000       21,476,130
    Tiffany & Co.                                     710,400       17,617,920
    Williams-Sonoma, Inc.*                             41,600          956,800
                                                                --------------
                                                                $  130,611,753
------------------------------------------------------------------------------
Special Products & Services - 0.6%
    ARAMARK Corp.*                                     93,650   $    2,121,173
    Catalina Marketing Corp.*                          16,000          502,880
    Macrovision Corp.*                                549,200        7,600,928
                                                                --------------
                                                                $   10,224,981
------------------------------------------------------------------------------
Telecommunications - Wireless - 0.6%
    American Tower Corp., "A"*                      3,899,946   $    9,593,867
------------------------------------------------------------------------------
Telecommunications - Wireline - 6.8%
    Advanced Fibre Communications, Inc.*              972,700   $   17,158,428
    CIENA Corp.*                                    1,342,757        5,450,250
    Comverse Technology, Inc.*                        929,600        7,585,536
    Crown Castle International Corp.*               3,221,500        7,409,450
    Echostar Communications Corp.*                  1,877,881       33,426,282
    Emulex Corp.*                                     461,900        7,796,872
    JDS Uniphase Corp.*                             2,295,100        6,173,819
    McDATA Corp., "A"*                              1,015,100        9,714,507
    McDATA Corp., "B"*                                 86,700          843,591
    QLogic Corp.*                                     314,400       10,548,120
    Tekelec Co.*                                      229,300        2,251,497
    USA Interactive, Inc.*                             41,300          884,646
                                                                --------------
                                                                $  109,242,998
------------------------------------------------------------------------------
Transportation - Services
    Expeditors International of Washington, Inc.       17,300   $      455,855
------------------------------------------------------------------------------
Total U.S. Stocks                                               $1,391,662,633
------------------------------------------------------------------------------

FOREIGN STOCKS - 7.2%
Bermuda - 2.1%
    Ace Ltd. (Insurance)                              603,800   $   19,206,878
    XL Capital Ltd. (Insurance)                       199,000       14,648,390
                                                                --------------
                                                                $   33,855,268
------------------------------------------------------------------------------
Brazil - 0.5%
    Aracruz Celulose S.A. (Forest & Paper
     Products)                                        482,000   $    8,531,400
------------------------------------------------------------------------------
Canada - 0.6%
    Biovail Corp. (Pharmaceuticals)*                  333,200   $    8,943,088
    Tango Mineral Resources, Inc. (Mining)*           794,600           61,197
    Zarlink Semiconductor, Inc. (Electronics)*        122,200          349,492
                                                                --------------
                                                                $    9,353,777
------------------------------------------------------------------------------
Ireland - 0.4%
    SmartForce PLC, ADR (Internet)*                 1,627,300   $    7,046,209
------------------------------------------------------------------------------
Israel - 0.6%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                 485,840   $    8,138,306
    Teva Pharmaceutical Industries Ltd.
      (Medical & Health Products)                      17,400        1,153,620
                                                                --------------
                                                                $    9,291,926
------------------------------------------------------------------------------
Norway
    Tandberg ASA (Telecommunications)*                 41,800   $      496,589
------------------------------------------------------------------------------
United Kingdom - 3.0%
    Reed Elsevier PLC (Publishing)                    111,300   $      993,805
    Shire Pharmaceuticals Group PLC (Medical
      & Health Technology Services)*                1,005,069       29,337,964
    Willis Group Holdings Ltd. (Insurance)            538,340       16,952,327
                                                                --------------
                                                                $   47,284,096
------------------------------------------------------------------------------
Total Foreign Stocks                                            $  115,859,265
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,798,572,325)                  $1,507,521,898
------------------------------------------------------------------------------

Short-Term Obligations - 6.2%
------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                       AMOUNT
                                                (000 OMITTED)
------------------------------------------------------------------------------
    Citigroup, Inc., due 9/03/02                   $   31,125   $   31,121,749
    Ford Motor Credit Corp., due 9/19/02 - 9/25/02     33,600       33,560,090
    General Electric Capital Corp., due 9/03/02        25,387       25,384,335
    General Motors Acceptance Corp., due 9/25/02       10,000        9,986,533
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $  100,052,707
------------------------------------------------------------------------------

Repurchase Agreement - 0.4%
------------------------------------------------------------------------------
    Merrill Lynch, dated 8/30/02, due 9/03/02,
      total to be received $6,769,354 (secured by
      various U.S. Treasury and Ferderal Agency
      obligations in a jointly traded account),
      at Cost                                      $    6,768   $    6,768,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,905,393,032)             $1,614,342,605

Other Assets, Less Liabilities - (0.5)%                             (8,073,267)
------------------------------------------------------------------------------
Net Assets - 100.0%                                             $1,606,269,338
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
AUGUST 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,905,393,032) $ 1,614,342,605 Investment of cash collateral for securities loaned,
    at identified cost and value                               261,083,057
  Cash                                                                 876
  Receivable for investments sold                               27,282,136
  Receivable for fund shares sold                                4,180,780
  Interest and dividends receivable                                636,712
  Other assets                                                       1,585
                                                           ---------------
      Total assets                                         $ 1,907,527,751
                                                           ---------------
Liabilities:
  Payable for investments purchased                        $    25,669,266
  Payable for fund shares reacquired                            13,788,493
  Collateral for securities loaned, at value                   261,083,057
  Payable to affiliates -
    Management fee                                                  66,815
    Shareholder servicing agent fee                                  8,909
    Distribution and service fee                                    47,982
  Accrued expenses and other liabilities                           593,891
                                                           ---------------
      Total liabilities                                    $   301,258,413
                                                           ---------------
Net assets                                                 $ 1,606,269,338
                                                           ===============
Net assets consist of:
  Paid-in capital                                          $ 3,604,880,259
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies           (291,050,355)
  Accumulated net realized loss on investments and
    foreign currency transactions                           (1,707,484,821)
  Accumulated net investment loss                                  (75,745)
                                                           ---------------
      Total                                                $ 1,606,269,338
                                                           ===============
Shares of beneficial interest outstanding                    278,942,440
                                                             ===========
Class A shares:
  Net asset value per share
    (net  assets  of $946,866,442 / 162,236,084 shares of
    beneficial interest outstanding)                            $5.84
                                                                =====
  Offering  price  per  share  (100  / 94.25 of net asset
    value per share)                                            $6.20
                                                                =====
Class 529A shares:
  Net asset value, offering price, and redemption price
    per share (net  assets  of  $5,121  /  878 shares
    of beneficial interest outstanding)                         $5.83
                                                                =====
  Offering  price  per  share  (100  / 94.25 of net asset
    value per share)                                            $6.19
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $450,803,144 / 79,418,713 shares of
    beneficial interest outstanding)                            $5.68
                                                                =====
Class 529B shares:
  Net asset value, offering price, and redemption price
    per share (net  assets  of  $5,317  /  937 shares of
    beneficial interest outstanding)                            $5.68
                                                                =====
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $176,786,455 / 31,869,966 shares of
    beneficial interest outstanding)                            $5.55
                                                                =====
Class 529C shares:
  Net asset value, offering price, and redemption price
    per share (net  assets  of  $5,125  /  924 shares of
    beneficial interest outstanding)                            $5.55
                                                                =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net  assets  of  $31,797,734  /  5,414,938
    shares of beneficial interest outstanding)                  $5.87
                                                                =====

On sales of $50,000 or more, the offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, 529A, Class B, 529B, Class C and Class 529C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                   $     6,041,724
    Income on securities loaned                                        997,868
    Dividends                                                        4,429,751
    Foreign taxes withheld                                              (4,559)
                                                               ---------------
      Total investment income                                  $    11,464,784
                                                               ---------------
  Expenses -
    Management fee                                             $    16,581,862
    Trustees' compensation                                              87,616
    Shareholder servicing agent fee                                  2,210,915
    Distribution and service fee (Class A)                           2,951,359
    Distribution and service fee (529A)                                      1
    Distribution and service fee (Class B)                           7,120,775
    Distribution and service fee (529B)                                      4
    Distribution and service fee (Class C)                           2,822,278
    Distribution and service fee (529C)                                      4
    Program manager fee (529A)                                               1
    Program manager fee (529B)                                               1
    Program manager fee (529C)                                               1
    Administrative fee                                                 213,752
    Custodian fee                                                      542,432
    Printing                                                           341,270
    Postage                                                            450,163
    Auditing fees                                                       31,542
    Legal fees                                                          11,884
    Dividend expense on securities sold short                           50,667
    Miscellaneous                                                    4,525,691
                                                               ---------------
      Total expenses                                           $    37,942,218
    Fees paid indirectly                                              (136,415)
                                                               ---------------
      Net expenses                                             $    37,805,803
                                                               ---------------
        Net investment loss                                    $   (26,341,019)
                                                               ---------------
Realized and unrealized gain (loss) on investments:
          Realized gain (loss) (identified cost basis) -
        Investment transactions                                $(1,580,446,814)
        Securities sold short                                       32,982,751
        Foreign currency transactions                                   (1,748)
                                                               ---------------
      Net realized loss on investments and foreign currency
      transactions                                             $(1,547,465,811)
                                                               ---------------
          Change in unrealized appreciation (depreciation) -
        Investments                                            $   349,670,276
        Translation of assets and liabilities in foreign
          currencies                                                        71
        Securities sold short                                      (21,264,530)
                                                               ---------------
      Net unrealized gain on investments and foreign
         currency transactions                                  $   328,405,817
                                                               ---------------
        Net realized and unrealized loss on investments
          and foreign currency                                 $(1,219,059,994)
                                                               ---------------
          Decrease in net assets from operations               $(1,245,401,013)
                                                               ===============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                           2002                        2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                               $   (26,341,019)             $   (17,163,014)
  Net realized loss on investments and foreign currency
    transactions                                                     (1,547,465,811)                 (33,758,996)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                328,405,817                 (795,048,999)
                                                                    ---------------              ---------------
    Decrease in net assets from operations                          $(1,245,401,013)             $  (845,971,009)
                                                                    ---------------              ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 $   (19,777,406)             $   (71,372,162)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                      (6,556,130)                 (77,436,412)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                      (2,977,861)                 (25,022,361)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                        (538,172)                  (2,868,056)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                                    --                    (31,928,757)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                                    --                    (34,641,636)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                                    --                    (11,193,900)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                    --                     (1,283,042)
  From paid-in capital (Class A)                                         (1,297,036)                        --
  From paid-in capital (Class B)                                           (429,962)                        --
  From paid-in capital (Class C)                                           (195,293)                        --
  From paid-in capital (Class I)                                            (35,294)                        --
                                                                    ---------------              ---------------
    Total distributions declared to shareholders                    $   (31,807,154)             $  (255,746,326)
                                                                    ---------------              ---------------
Net increase in net assets from fund share transactions             $   733,555,554              $ 1,917,759,823
                                                                    ---------------              ---------------
      Total increase (decrease) in net assets                       $  (543,652,613)             $   816,042,488
Net assets:
  At beginning of year                                                2,149,921,951                1,333,879,463
                                                                    ---------------              ---------------
  At end of year (including accumulated net investment
    loss of $75,745 and $38,229, respectively)                      $ 1,606,269,338              $ 2,149,921,951
                                                                    ===============              ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002                 2001             2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $10.50               $19.67           $11.34          $ 7.71          $ 9.42
                                                 ------               ------           ------          ------          ------
Income from investment operations# -
  Net investment loss                            $(0.08)              $(0.07)          $(0.10)         $(0.07)         $(0.11)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (4.42)               (6.35)           10.11            5.04           (1.31)
                                                 ------               ------           ------          ------          ------
      Total from investment operations           $(4.50)              $(6.42)          $10.01          $ 4.97          $(1.42)
                                                 ------               ------           ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $(0.15)              $(1.90)          $(1.68)         $(1.34)         $(0.29)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                  (0.85)            --              --              --
  From paid-in capital                            (0.01)                --               --              --              --
                                                 ------               ------           ------          ------          ------
      Total distributions declared to
        shareholders                             $(0.16)              $(2.75)          $(1.68)         $(1.34)         $(0.29)
                                                 ------               ------           ------          ------          ------
Net asset value - end of year                    $ 5.84               $10.50           $19.67          $11.34          $ 7.71
                                                 ======               ======           ======          ======          ======
Total return(+)                                  (43.48)%             (35.42)%          94.75%          68.83%         (15.44)%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                     1.39%                1.26%            1.24%           1.32%           1.43%
    Net investment loss                           (0.87)%              (0.50)%          (0.61)%         (0.69)%         (1.07)%
Portfolio turnover                                  147%                 109%             132%            158%            168%
Net assets at end of year (000 Omitted)      $  946,866           $1,036,376         $526,748         $83,238         $36,413

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

-----------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                             2002*
-----------------------------------------------------------------------
                                                             CLASS 529A
-----------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $ 5.84
                                                                 ------
Income from investment operations# -
  Net investment loss                                            $(0.00)+++
  Net realized and unrealized loss on
    investments and foreign currency                              (0.01)
                                                                 ------
      Total from investment operations                           $(0.01)
                                                                 ------
Net asset value - end of period                                  $ 5.83
                                                                 ======
Total return(+)                                                   (0.17)%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                     1.74%+
    Net investment loss                                           (1.22)%+
Portfolio turnover                                                  147%
Net assets at end of period (000 Omitted)                            $5

  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios  do  not reflect  reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2002               2001             2000             1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year               $10.22             $19.24           $11.16           $ 7.60          $ 9.27
                                                  ------             ------           ------           ------          ------
Income from investment operations# -
  Net investment loss                             $(0.14)            $(0.17)          $(0.22)          $(0.14)         $(0.18)
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (4.32)             (6.19)            9.92             4.97           (1.28)
                                                  ------             ------           ------           ------          ------
      Total from investment operations            $(4.46)            $(6.36)          $ 9.70           $ 4.83          $(1.46)
                                                  ------             ------           ------           ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions             $(0.07)            $(1.84)          $(1.62)          $(1.27)         $(0.21)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                (0.82)            --               --              --
  From paid-in capital                             (0.01)              --               --               --              --
                                                  ------             ------           ------           ------          ------
      Total distributions declared to
        shareholders                              $(0.08)            $(2.66)          $(1.62)          $(1.27)         $(0.21)
                                                  ------             ------           ------           ------          ------
Net asset value - end of year                     $ 5.68             $10.22           $19.24           $11.16          $ 7.60
                                                  ======             ======           ======           ======          ======
Total return                                      (43.94)%           (35.85)%          93.37%           67.41%         (16.05)%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                      2.14%              2.01%            1.99%            2.07%           2.18%
    Net investment loss                            (1.60)%            (1.25)%          (1.36)%          (1.44)%         (1.82)%
Portfolio turnover                                   147%               109%             132%             158%            168%
Net assets at end of year (000 Omitted)       $  450,803           $781,652         $605,584         $111,355         $56,098

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                             2002*
-----------------------------------------------------------------------
                                                             CLASS 529B
-----------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $ 5.69
                                                                 ------
Income from investment operations# -
  Net investment loss                                            $(0.01)
  Net realized and unrealized loss on
    investments and foreign currency                              (0.00)+++
                                                                 ------
      Total from investment operations                           $(0.01)
                                                                 ------
Net asset value - end of period                                  $ 5.68
                                                                 ======
Total return                                                      (0.18)%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                     2.39%+
    Net investment loss                                           (1.85)%+
Portfolio turnover                                                  147%
Net assets at end of period (000 Omitted)                            $5

  * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2002               2001             2000             1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year               $10.00             $18.92           $11.01           $ 7.53          $ 9.19
                                                  ------             ------           ------           ------          ------
Income from investment operations# -
  Net investment loss                             $(0.14)            $(0.16)          $(0.22)          $(0.14)         $(0.18)
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (4.22)             (6.08)            9.77             4.91           (1.26)
                                                  ------             ------           ------           ------          ------
      Total from investment operations            $(4.36)            $(6.24)          $ 9.55           $ 4.77          $(1.44)
                                                  ------             ------           ------           ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions             $(0.08)            $(1.85)          $(1.64)          $(1.29)         $(0.22)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                (0.83)            --               --              --
  From paid-in capital                             (0.01)              --               --               --              --
                                                  ------             ------           ------           ------          ------
      Total distributions declared to
        shareholders                              $(0.09)            $(2.68)          $(1.64)          $(1.29)         $(0.22)
                                                  ------             ------           ------           ------          ------
Net asset value - end of year                     $ 5.55             $10.00           $18.92           $11.01          $ 7.53
                                                  ======             ======           ======           ======          ======
Total return                                      (43.94)%           (35.87)%          93.37%           67.33%         (16.00)%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                      2.14%              2.01%            1.99%            2.07%           2.18%
    Net investment loss                            (1.60)%            (1.25)%          (1.36)%          (1.44)%         (1.82)%
Portfolio turnover                                   147%               109%             132%             158%            168%
Net assets at end of year (000 Omitted)       $  176,786           $301,405         $178,008          $18,097          $5,607

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                             2002*
-----------------------------------------------------------------------
                                                             CLASS 529C
-----------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $ 5.56
                                                                 ------
Income from investment operations# -
  Net investment loss                                            $(0.01)
  Net realized and unrealized loss on
    investments and foreign currency                              (0.00)+++
                                                                 ------
      Total from investment operations                           $(0.01)
                                                                 ------
Net asset value - end of period                                  $ 5.55
                                                                 ======
Total return                                                      (0.18)%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                     2.39%+
    Net investment loss                                           (1.85)%+
Portfolio turnover                                                  147%
Net assets at end of period (000 Omitted)                            $5

  * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2002              2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                  $10.55            $19.73          $11.37          $ 7.73          $ 9.44
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                                  $
                                                     $(0.05)            (0.03)         $(0.07)         $(0.04)         $(0.08)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (4.46)            (6.37)          10.12            5.04           (1.32)
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(4.51)           $(6.40)         $10.05          $ 5.00          $(1.40)
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions
                                                     $(0.16)           $(1.92)         $(1.69)         $(1.36)         $(0.31)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --               (0.86)           --              --              --
  From paid-in capital                                (0.01)             --              --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.17)           $(2.78)         $(1.69)         $(1.36)         $(0.31)
                                                     ------            ------          ------          ------          ------
Net asset value - end of year                        $ 5.87            $10.55          $19.73          $11.37          $ 7.73
                                                     ======            ======          ======          ======          ======
Total return                                         (43.38)%          (35.23)%         95.21%          69.03%         (15.23)%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                         1.14%             1.01%           0.99%           1.07%           1.18%
    Net investment loss                               (0.63)%           (0.26)%         (0.36)%         (0.44)%         (0.82)%
Portfolio turnover                                      147%              109%            132%            158%            168%
Net assets at end of year (000 Omitted)           $  31,798           $30,490         $23,539          $1,841            $925

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $248,054,456. The loan was collateralized by cash of $261,083,057 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                      SHARES         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     261,083,057      $261,083,057

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $72,564 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $63,851 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses. During the year ended August 31, 2002, accumulated undistributed net investment loss decreased by $26,303,503, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $1,745,528 and paid in capital decreased by $28,049,031 due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. In addition, $1,957,586 was designated a tax return of capital distribution. This change had no effect on net assets or net asset value per share.

The tax character of distributions declared for the years ended August 31, 2002 and August 31, 2001 was as follows:

                                              AUGUST 31, 2002  AUGUST 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                 $29,844,255     $237,460,002
  Tax return of capital                             1,957,586          --
  Long-term capital gain                                5,313       18,286,324
                                                  -----------     ------------
Total distributions declared                      $31,807,154     $255,746,326
                                                  ===========     ============

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income             $       --
          Capital loss carryforward                     (79,932,545)
          Unrealized loss                              (369,151,774)
          Other temporary differences                (1,557,526,602)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010 ($71,932,545).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active trustees and converted it to an unfunded retirement benefit plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net decrease of $1,326 as a result of the change in the fund's pension liability under this plan and a pension expense of $6,885 for inactive trustees for the year ended August 31, 2002. Also included in Trustees' compensation is a one-time settlement expense of $3,745 and a one-time transition expense of $31,440.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $576,918 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Distribution Fee                        0.10%          0.25%          0.25%          0.25%          0.25%          0.25%
Service Fee                             0.25%          0.25%          0.75%          0.75%          0.75%          0.75%
                                        -----          -----          -----          -----          -----          -----
Total Distribution Plan                 0.35%          0.50%          1.00%          1.00%          1.00%          1.00%
                                        =====          =====          =====          =====          =====          =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2002, amounted to:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Service Fee Retained by MFD           $87,422       $   --          $35,702       $   --          $30,043       $   --

Fees incurred under the distribution plan during the year ended August 31, 2002, were as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                 0.25%          0.35%          1.00%          1.00%          1.00%          1.00%

Certain Class A, Class C, and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class
B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were as follows:

                                              CLASS A         CLASS B      CLASS 529B         CLASS C      CLASS 529C
-----------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed    $38,363      $1,357,256        $   --          $129,780        $   --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.75% from the fund based solely upon the value of the fund's 529 share classes attributable to a tuition program to which MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,577,497,932 and $2,934,555,968, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,983,494,451
                                                               --------------
Gross unrealized depreciation                                  $ (424,794,208)
Gross unrealized appreciation                                      55,642,362
                                                               --------------
    Net unrealized depreciation                                $ (369,151,846)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                             YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                     ----------------------------------    ----------------------------------
                                              SHARES             AMOUNT             SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              170,528,198    $ 1,480,414,479         96,325,343    $ 1,295,318,447
Shares issued to shareholders
  in reinvestment of distributions         1,858,537         18,196,485          7,250,931         95,059,855
Shares reacquired                       (108,816,536)      (880,462,336)       (31,691,616)      (407,957,289)
                                     ---------------    ---------------    ---------------    ---------------
    Net increase                          63,570,199    $   618,148,628         71,884,658    $   982,421,013
                                     ===============    ===============    ===============    ===============

Class 529A shares
                                          PERIOD ENDED AUGUST 31, 2002*
                                     ----------------------------------
                                              SHARES             AMOUNT
-----------------------------------------------------------------------
Shares sold                                      878    $         5,193
                                     ===============    ===============

Class B shares
                                             YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                     ----------------------------------    ----------------------------------
                                              SHARES             AMOUNT             SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               33,338,022    $   299,973,251         52,499,951    $   722,362,514
Shares issued to shareholders
  in reinvestment of distributions           650,449          6,217,539          7,782,605         99,809,221
Shares reacquired                        (31,070,563)      (247,706,613)       (15,255,567)      (192,900,820)
                                     ---------------    ---------------    ---------------    ---------------
    Net increase                           2,917,908    $    58,484,177         45,026,989    $   629,270,915
                                     ===============    ===============    ===============    ===============

Class 529B shares
                                          PERIOD ENDED AUGUST 31, 2002*
                                     ----------------------------------
                                              SHARES             AMOUNT
-----------------------------------------------------------------------
Shares sold                                      937    $         5,400
                                     ===============    ===============

Class C shares
                                             YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                     ----------------------------------    ----------------------------------
                                              SHARES             AMOUNT             SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               17,120,787    $   150,958,823         26,140,908    $   347,812,350
Shares issued to shareholders
  in reinvestment of distributions           276,950          2,584,038          2,419,276         30,365,696
Shares reacquired                        (15,670,082)      (120,542,506)        (7,826,273)       (95,856,001)
                                     ---------------    ---------------    ---------------    ---------------
    Net increase                           1,727,655    $    33,000,355         20,733,911    $   282,322,045
                                     ===============    ===============    ===============    ===============

Class 529C shares
                                          PERIOD ENDED AUGUST 31, 2002*
                                     ----------------------------------
                                              SHARES             AMOUNT
-----------------------------------------------------------------------
Shares sold                                      924    $         5,200
                                     ===============    ===============

Class I shares
                                             YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                     ----------------------------------    ----------------------------------
                                              SHARES             AMOUNT             SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                5,051,883    $    44,934,064          2,068,211    $    28,721,895
Shares issued to shareholders
  in reinvestment of distributions            50,924            500,576            305,144          4,012,648
Shares reacquired                         (2,577,529)       (21,528,039)          (676,707)        (8,988,693)
                                     ---------------    ---------------    ---------------    ---------------
    Net increase                           2,525,278    $    23,906,601          1,696,648    $    23,745,850
                                     ===============    ===============    ===============    ===============

*For the period from the inception of Class 529A, 529B and 529C shares, July 31, 2002, through August 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2002, was $22,649. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

Written Option Transactions
                                                      NUMBER OF      PREMIUMS
                                                      CONTRACTS      RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of year                               --    $   --
Options written                                               1     3,831,441
Options terminated in closing transactions                   (1)   (3,831,441)
                                                           ----    ----------
Outstanding, end of year                                     --    $   --
                                                           ====    ==========

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the series comprising MFS Series Trust IV) (the "Trust") as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

THE FUND HAS DESIGNATED $5,313 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2002.

THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFILES DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
--------------------------------------------------------------------------------

MFS(R) MID CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IV, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
David E. Sette-Ducati+                                   business day from 9 a.m. to 5 p.m. Eastern time.
Eric B. Fischman+                                        (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) MID CAP GROWTH FUND                                   -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                           MMC-2  10/02  288.6M  83/283/383/883